EXHIBIT 10(f)
EMPLOYMENT AGREEMENT EXTENSION
     This EMPLOYMENT AGREEMENT EXTENSION (hereinafter referred to as this “AGREEMENT EXTENSION”), is entered into effective the 23rd day of March, 2007, by and between the Franklin Savings and Loan Company, a savings and loan association incorporated under the laws of the State of Ohio (hereinafter referred to as the “EMPLOYER”) and Daniel T. Voelpel, an individual (hereinafter referred to as the “EMPLOYEE”);
WITNESSETH:
     WHEREAS, the EMPLOYEE is currently employed as the Senior Vice President and CFO of the EMPLOYER; and
     WHEREAS, the EMPLOYER and the EMPLOYEE are parties to an employment agreement dated July 1, 2006 (the “EMPLOYMENT AGREEMENT”); and
     WHEREAS, Section 1 of the EMPLOYMENT AGREEMENT provides that the Board of Directors of the EMPLOYER may extend the term of the EMPLOYMENT AGREEMENT for a one-year term beyond the then effective expiration date, provided the Board has determined that the EMPLOYMENT AGREEMENT should be extended; and
     WHEREAS, as a result of the skill, knowledge, performance and experience of the EMPLOYEE, the Board of Directors of the EMPLOYER has determined that the EMPLOYMENT AGREEMENT should be extended for an additional one-year term; and
     WHEREAS, the EMPLOYEE desires to continue to serve as the Senior Vice President and CFO of the EMPLOYER and consents to the extension of the EMPLOYMENT AGREEMENT;
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the EMPLOYER and the EMPLOYEE hereby agree as follows:
     1. Extension of Term of Employment Agreement. The term of the EMPLOYMENT AGREEMENT is extended for a one year period and shall end on July 1, 2010 (the “EXTENDED TERM”).
     2. Effect of Prior Agreements. All of the terms and conditions of the EMPLOYMENT AGREEMENT shall remain in full force and effect during the EXTENDED TERM.
     IN WITNESS WHEREOF, the EMPLOYER has caused this AGREEMENT EXTENSION to be executed by its duly authorized officer, and the EMPLOYEE has consented to and signed this AGREEMENT EXTENSION, each as of the day and year first above written.

EMPLOYER:

Attest:	Franklin Savings and Loan Company

/s/ Margaret Havlin	By:	/s/ Gretchen J. Schmidt
Margaret Havlin	Name: Gretchen J. Schmidt
Title: President

EMPLOYEE:

Attest:

/s/ Margaret Havlin	/s/ Daniel T. Voelpel

Margaret Havlin	Daniel T. Voelpel